UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2022

Griffin Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-55605

Maryland	46-4654479
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1520 E. Grand Avenue, El Segundo, CA 90245
(Address of principal executive offices, including zip code)

(310) 606-3200
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
____________________	_________________	____________________
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement
On November 30, 2022, Griffin Realty Trust, Inc. (the “Registrant”), through GRT OP, L.P. (“GRT OP”), as borrower, certain subsidiaries of GRT OP party thereto as guarantors, various lending institutions and KeyBank National Association, as administrative agent, entered into the Sixth Amendment (the “Sixth Amendment”) to that certain Second Amended and Restated Credit Agreement dated as of April 30, 2019, as amended by that certain First Amendment to the Second Amended and Restated Credit Agreement dated as of October 1, 2020, the Second Amendment to the Second Amended and Restated Credit Agreement dated as of December 18, 2020, the Third Amendment to the Second Amended and Restated Credit Agreement dated as of July 14, 2021, the Fourth Amendment to the Second Amended and Restated Credit Agreement dated as of April 28, 2022 and the Fifth Amendment to the Second Amended and Restated Credit Agreement dated as of September 28, 2022 (collectively, the “Existing Credit Agreement”).
The Sixth Amendment amended the Existing Credit Agreement by, among other things, amending the covenant regarding Tangible Net Worth (as defined in the Existing Credit Agreement) such that the calculation thereof takes into account certain distributions and/or dividends (defined as “Restricted Payments”) that are otherwise permitted by the Existing Credit Agreement.
In connection with the Sixth Amendment, the Registrant and certain subsidiaries serving as “Subsidiary Guarantors” thereunder reaffirmed and confirmed their respective obligations under the relevant documents.
The foregoing summary is qualified in its entirety by reference to the terms of the Sixth Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 5.07.    Submission of Matters to a Vote of Security Holders
On November 30, 2022, the Registrant held its 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) at 1520 E. Grand Avenue, El Segundo, California. At the 2022 Annual Meeting, the Registrant’s stockholders voted on (i) Proposal 1 - approval of the conversion of the Registrant from a Maryland corporation to a Maryland real estate investment trust, as contemplated by the Plan of Conversion of Griffin Realty Trust, Inc., in order to allow the Registrant’s board of directors to pursue the path to liquidity and value maximization that it considers to be in the best interests of stockholders in a manner that does not result in substantial adverse tax consequences to stockholders (the “Conversion Proposal”); (ii) Proposal 2 - election of eight directors to the Registrant’s board of directors, with each to serve until the 2023 annual meeting of stockholders and until their respective successors are duly elected and qualified; (iii) Proposal 3 - ratification of the Registrant’s appointment of Ernst & Young LLP as the Registrant’s independent registered public accounting firm for the year ending December 31, 2022; (iv) Proposal 4 - approval, on an advisory (non-binding) basis, of the compensation paid to the Registrant’s named executive officers (“say on pay” vote) and (v) Proposal 5 - approval of the adjournment of the annual meeting to a later date, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Conversion Proposal. Each proposal is described in more detail in the Registrant’s definitive proxy statement filed with the Securities and Exchange Commission on August 29, 2022.
At the close of business on August 25, 2022, the record date of the 2022 Annual Meeting, there were 324,740,552 outstanding shares entitled to vote at the 2022 Annual Meeting. Holders of 209,975,096 shares (approximately 64.66% of shares), representing a like number of votes, were present at the 2022 Annual Meeting, either in person or by proxy. Set forth below are the voting results from the 2022 Annual Meeting.
Proposal 1 - Conversion
With regard to Proposal 1, the conversion of the Registrant from a Maryland corporation to a Maryland real estate investment trust, as contemplated by the Plan of Conversion of Griffin Realty Trust, Inc., in order to allow the Registrant’s board of directors to pursue the path to liquidity and value maximization that it considers to be in the best interests of stockholders in a manner that does not result in substantial adverse tax consequences to stockholders was approved by the following vote:

	Votes For:	Votes Against:	Votes Abstained:
Approval of Conversion Proposal	168,336,245	9,139,714	7,757,308

There were 24,741,829 broker non-votes with respect to Proposal 1.
Proposal 2 - Election of Directors
With regard to Proposal 2, the nominees submitted for election as directors of the Registrant, with each to serve until the 2023 annual meeting of stockholders and until their respective successors are duly elected and qualified, were Kevin A. Shields, Michael J. Escalante, Kathleen S. Briscoe, Gregory M. Cazel, Ranjit M. Kripalani, James F. Risoleo, J. Grayson Sanders, and Samuel Tang. All of the nominees were elected to serve as directors of the Registrant by the following vote:

	Votes For:	Votes Against:	Votes Abstained:
Kevin A. Shields	168,014,991	4,773,532	12,444,745
Michael J. Escalante	167,460,171	5,272,208	12,500,888
Kathleen S. Briscoe	167,014,993	4,978,475	13,239,798
Gregory M. Cazel	167,509,076	4,985,456	12,738,734
Ranjit M. Kripalani	166,955,328	5,474,464	12,803,477
James F. Risoleo	166,458,837	5,270,335	13,504,092
J. Grayson Sanders	167,333,608	5,213,858	12,685,803
Samuel Tang	167,295,060	5,278,310	12,659,901
There were 24,741,829 broker non-votes with respect to Proposal 2.
Proposal 3 - Ratification of Appointment of Ernst & Young LLP
With regard to Proposal 3, the appointment of Ernst & Young LLP as the Registrant’s independent registered public accounting firm for the year ending December 31, 2022 was ratified by the following vote:

	Votes For:	Votes Against:	Votes Abstained:
Ratification of Appointment of Ernst & Young LLP	198,938,723	3,399,798	7,636,576
There were no broker non-votes with respect to Proposal 3.
Proposal 4 - Approval, on Advisory (Non-Binding) Basis, of Say on Pay Vote
With regard to Proposal 4, the compensation paid to the Registrant’s named executive officers (“say on pay” vote) was approved, on an advisory (non-binding) basis, by the following vote:

	Votes For:	Votes Against:	Votes Abstained:
Approval of Say on Pay Vote	148,058,630	15,341,063	21,833,573
There were 24,741,829 broker non-votes with respect to Proposal 4.
Proposal 5 - Adjournment
With regard to Proposal 5, the adjournment of the annual meeting to a later date, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Conversion Proposal was approved by the following vote:

	Votes For:	Votes Against:	Votes Abstained:
Adjournment	193,477,702	6,553,978	9,943,419
There were 24,741,829 broker non-votes with respect to Proposal 5.
Item 9.01.    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
10.1
Sixth Amendment to Second Amended and Restated Credit Agreement dated November 30, 2022, by and among Griffin Realty Trust, Inc., GRT OP, L.P., the subsidiary guarantors party thereto, the lending institutions party thereto as lenders and KeyBank National Association, as administrative agent

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin Realty Trust, Inc.

Date: December 5, 2022	By:	/s/ Javier F. Bitar
Javier F. Bitar
Chief Financial Officer and Treasurer